SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2006

Wells Real Estate Fund IX, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22039	58-2126622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of 1315 West Century Drive

On December 22, 2006, The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”) sold an office building containing approximately 107,000 rentable square feet and located in Louisville, Colorado (“1315 West Century Drive”) to Sentinel Properties, LLC., an unaffiliated third party, for a gross sales price of $8,325,000, less closing costs. Fund IX-X-XI-REIT Associates is a joint venture partnership between Wells Real Estate Fund IX, L.P. (the “Registrant”), Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P.

The Registrant holds an equity interest of approximately 39.0% in Fund IX-X-XI-REIT Associates, and Fund IX-X-XI-REIT Associates owns 100% of 1315 West Century Drive. As a result of the sale, Fund IX-X-XI-REIT Associates received net sale proceeds of approximately $8,060,000, of which approximately $3,146,000 is allocable to the Registrant. During the nine months ended September 30, 2006, Fund IX-X-XI-REIT Associates recognized an impairment loss to reduce the carrying value of 1315 West Century Drive to its estimated fair value, less estimated costs to sell, of approximately $354,000, of which approximately $138,000 is allocable to the Registrant. Due to changes in estimated costs to sell, upon closing the transaction, Fund IX-X-XI-REIT Associates recognized an additional loss on sale of approximately $142,000, of which approximately $55,000 is allocable to the Registrant. The loss on sale may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the year ended December 31, 2005	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IX, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: December 29, 2006

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WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IX, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the December 22, 2006 sale of 1315 West Century Drive by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2006. The Registrant holds an equity interest of approximately 39.0% in Fund IX-X-XI-REIT Associates, which owned 100% of 1315 West Century Drive.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of the Alstom Power – Knoxville Building and 1315 West Century Drive as if the dispositions occurred on January 1, 2005. Fund IX-X-XI-REIT Associates sold the Alstom Power – Knoxville Building on March 15, 2005.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the sale of 1315 West Century Drive as if the disposition had occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Alstom Power – Knoxville Building and 1315 West Century Drive had been consummated as of January 1, 2005. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2005.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$16,735,046	$(3,142,012	)(b)	$13,593,034
Cash and cash equivalents	1,477,334	3,145,720	(c)	4,623,054
Due from joint ventures	152,820	0		152,820
Other assets	6,167	0		6,167

Total assets	$18,371,367	$3,708		$18,375,075

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$26,958	$0		$26,958
Due to affiliates	7,764	0		7,764
Partnership distributions payable	297,601	0		297,601

Total liabilities	332,323	0		332,323

Partners’ capital:
Limited partners:
Class A – 3,259,190 units outstanding	18,039,044	0		18,039,044
Class B – 240,810 units outstanding	0	3,708	(d)	3,708
General partners	0	0		0

Total partners’ capital	18,039,044	3,708		18,042,752

Total liabilities and partners’ capital	$18,371,367	$3,708		$18,375,075

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the Registrant’s pro rata share of the pro forma gain resulting from the sale of 1315 West Century Drive of $3,708, less the Registrant’s pro rata share of the assumed distribution of proceeds resulting from the sale of 1315 West Century Drive of $(3,145,720).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund IX-X-XI-REIT Associates as a result of the sale of 1315 West Century Drive.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 1315 West Century Drive. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

	Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Alstom Power - Knoxville Building		1315 West Century Drive
EQUITY IN INCOME OF JOINT VENTURES:	$3,042,842	$(2,016,680	)(b)	$(12,356	)(c)	$1,013,806

EXPENSES:
Partnership administration	220,938	0		0		220,938
Legal and accounting	72,113	0		0		72,113

Total expenses	293,051	0		0		293,051

INTEREST AND OTHER INCOME	157,137	0		0		157,137

NET INCOME	$2,906,928	$(2,016,680)		$(12,356)		$877,892

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,247,584	$(731,493)		$(31,880)		$484,211

CLASS B	$1,659,344	$(1,285,187)		$19,524		$393,681

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:

CLASS A	$0.38	$(0.22)		$(0.01)		$0.15

CLASS B	$6.83	$(5.29)		$0.08		$1.62

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,256,985					3,256,985

CLASS B	243,015					243,015

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Alstom Power – Knoxville Building, which was sold on March 15, 2005.
(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to 1315 West Century Drive for the year ended December 31, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 1315 West Century Drive if the transaction had occurred on January 1, 2005.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$803,955	$302,492	(b)	$1,106,447

EXPENSES:
Partnership administration	112,082	0 0		112,082
Legal and accounting	37,825	0		37,825

Total expenses	149,907	0		149,907

INTEREST AND OTHER INCOME	53,608	0		53,608

NET INCOME	$707,656	$302,492		$1,010,148

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$707,656	$302,492		$1,010,148

CLASS B	$0	$0		$0

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.22	$0.09		$0.31

CLASS B	$0.00	$0.00		$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,259,190			3,259,190

CLASS B	240,810			240,810

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects an adjustment to equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the equity in loss contributed by 1315 West Century Drive for the nine months ended September 30, 2006. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 1315 West Century Drive if the transaction had occurred on January 1, 2005.

See accompanying notes.

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